Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          Each of the undersigned officers of Key Energy Services, Inc. (the “Company”) hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:
          (1) the accompanying Quarterly Report on Form 10-Q for the period ending March 31, 2009 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods expressed in the Report.

Dated: May 8, 2009
/s/ Richard J. Alario
Richard J. Alario
Chief Executive Officer

Dated: May 8, 2009
/s/ T. M. Whichard III
T. M. Whichard III
Chief Financial Officer